SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003 (May 12, 2003)

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

California	333-100330	95-4668901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release of LBI Media, Inc. dated May 12, 2003 (financial results for first fiscal quarter of 2003)

Item 9. Regulation FD Disclosure.

LBI Media, Inc. issued a press release on May 12, 2003. The press release announced its financial results for the three months ended March 31, 2003. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on May 12, 2003.

LBI MEDIA, INC.

By:	/s/ BRETT ZANE
Brett Zane Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of LBI Media, Inc. dated May 12, 2003 (financial results for first fiscal quarter of 2003)